Exhibit 10.2

GUARANTY CONFIRMATION AGREEMENT

AGREEMENT, dated as of November 16, 2009, by and among Rogers KF, Inc., a Delaware corporation, Rogers Specialty Materials Corporation, a Delaware corporation, Rogers Japan Inc., a Delaware corporation, Rogers Southeast Asia, Inc., a Delaware corporation, Rogers Taiwan, Inc., a Delaware corporation, Rogers Korea, Inc., a Delaware corporation, Rogers Technologies Singapore, Inc., a Delaware corporation and Rogers Circuit Materials Incorporated, a Delaware corporation (together, the "Guarantors"), and RBS Citizens, National Association, a national banking association (the "Bank"), successor in interest to Citizens Bank of Connecticut, a Connecticut stock savings bank.

R E C I T A L S

The Guarantors executed and delivered to Citizens Bank of Connecticut, predecessor in interest to the Lender, a Guaranty dated as of November 13, 2006 (the "Guaranty"), pursuant to which the Guarantors absolutely and unconditionally guaranteed to the Lender the full and prompt payment and performance when due of the "Obligations" of Rogers Corporation (the "Borrower"), Rogers Technologies (Barbados) SRL, Rogers (China) Investment Co., Ltd., Rogers N.V., and Rogers Technologies (Suzhou) Co. Ltd. to Citizens Bank of Connecticut, predecessor in interest to the Lender, all as set forth in more detail therein. The Lender and the Borrower now desire to enter into a certain Amendment No. 5 to Multicurrency Revolving Credit Agreement dated of even date herewith (the "Amendment").

Guarantors shall derive substantial benefits, financial and otherwise, from the execution and delivery of the Amendment and any agreements or instruments executed in connection therewith (including without limitation any and all amended and restated revolving credit notes).

The Lender is only willing to enter into the Amendment if, among other things, Guarantors execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the granting of any further credit by the Lender to the Borrower, Guarantors hereby agree as follows:

1.            Each Guarantor hereby represents, warrants, confirms and covenants to the Lender that (i) the Guaranty remains in full force and effect, (ii) the Guaranty remains the legal, valid and binding obligation of such Guarantor, enforceable in accordance with its terms, (iii) such Guarantor has no claims, counterclaims, defenses or offsets against the Lender, whether relating to the Guaranty or otherwise and (iv) pursuant to the provisions of the Guaranty, the obligations of the Borrower guaranteed by such Guarantor pursuant to the Guaranty include, without limitation, all principal, interest, costs and expenses (including attorneys' fees) under the Notes (it being acknowledged that the Revolving Credit B Commitment has been transmitted pursuant to the Amendment and that all amounts evidenced by the Revolving Credit B have been paid in full as of the date hereof) and any and all obligations under any swap or hedging agreements. Pursuant to the applicable terms and provisions of the Guaranty, none of the modifications set forth or to be set forth in the Amendment (or in any other agreement or instrument) shall impair the obligations of Guarantors under the Guaranty.

2.            The execution and delivery of this Agreement (or any other confirmation (past, present or future)) shall not be construed or interpreted to create a custom or course of dealing or performance (or any duty or obligation) pursuant to which the Lender is required to obtain a confirmation or consent from the Guarantors, or to notify the Guarantors, with respect to any modification or other event or circumstance. No such consent or confirmation or notice shall be necessary in connection with any such modification or other event or circumstance in order to keep the obligations of Guarantors under the Guaranty in full force and effect, said obligations being unconditional as set forth therein.

3.            No amendment, waiver or other modification of this Agreement shall be effective against a party hereto unless set forth in writing signed by such party. This Agreement may be executed in counterparts.

4.            This Agreement shall (i) be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and (ii) shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first written above.

ROGERS KF, INC.

By: /s/ Robert D. Wachob
Robert D. Wachob
President

By: /s/ Dennis M. Loughran
Dennis M. Loughran
Vice President

ROGERS SPECIALTY MATERIALS CORPORATION

By: /s/ Robert D. Wachob
Robert D. Wachob
President

By: /s/ Dennis M. Loughran
Dennis M. Loughran
Vice President

ROGERS JAPAN, INC.

By: /s/ Robert D. Wachob
Robert D. Wachob
President

By: /s/ Dennis M. Loughran
Dennis M. Loughran
Vice President

ROGERS SOUTHEAST ASIA, INC.

By: /s/ Robert D. Wachob
Robert D. Wachob
President

By: /s/ Dennis M. Loughran
Dennis M. Loughran
Vice President

ROGERS TAIWAN, INC.

By: /s/ Robert D. Wachob
Robert D. Wachob
President

By: /s/ Dennis M. Loughran
Dennis M. Loughran
Vice President

ROGERS KOREA, INC.

By: /s/ Robert D. Wachob
Robert D. Wachob
President

By: /s/ Dennis M. Loughran
Dennis M. Loughran
Vice President

ROGERS TECHNOLOGIES
SINGAPORE, INC.

By: /s/ Robert D. Wachob
Robert D. Wachob
President

By: /s/ Dennis M. Loughran
Dennis M. Loughran
Vice President

ROGERS CIRCUIT MATERIALS
INCORPORATED

By: /s/ Robert D. Wachob
Robert D. Wachob
President

By: /s/ Dennis M. Loughran
Dennis M. Loughran
Vice President

RBS CITIZENS, NATIONAL ASSOCIATION

By:/s/ Gary Burdick
Gary Burdick
Senior Vice President